Exhibit 99.1

August 14, 2002

Via EDGAR

Securities and Exchange Commission
Judiciary Plaza 450
Fifth Street, N.W.
Washington, D.C.

RE:      Alliance Bancorp of New England – Quarterly Report on Form 10-Q
RE:      For the Quarterly Period ending June 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above-captioned periodic report.

Very truly yours,
Alliance Bancorp of New England

By:  /s/  David H. Gonci
David H. Gonci
Senior Vice President/CFO